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Exhibit (99)

                                CERTIFICATIONS
          Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
                      with Respect to the Annual Report
               for the United Commercial Bank Savings Plus Plan
                            of UCBH Holdings, Inc.
                                 on Form 11-K
                    for the Period Ended December 31, 2002

        Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections
(a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of UCBH Holdings, Inc., a Delaware corporation (the "Company") and members of the United Commercial Bank Savings Plus Plan (the "Plan"), do hereby certify, to the best of such officer's knowledge, that:

        1. The Company's Annual Report for the Plan of UCBH Holdings, Inc. on Form 11-K for the period ended December 31, 2002
                (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"); and

        2. Information contained in the Report fairly presents, in all material respects, the net assets available for benefits and changes in net assets available for benefits of the United Commercial Bank Savings Plus Plan.


Dated:  June 27, 2003                           /s/  Thomas S. Wu
                                                -----------------------
                                                Thomas S. Wu,
                                                Chairman, President and
                                                Chief Executive Officer
                                                of UCBH Holdings, Inc. and
                                                Member, United Commercial Bank
                                                Savings Plus Plan Committee


Dated:  June 27, 2003                           /s/ Jonathan H. Downing
                                                ------------------------
                                                Jonathan H. Downing,
                                                Executive Vice President and
                                                Chief Financial Officer
                                                of UCBH Holdings, Inc. and
                                                Member, United Commercial Bank
                                                Savings Plus Plan Committee


        The certification set forth above is being furnished as an Exhibit solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and is not being filed as part of the Form 11-K or as a separate disclosure document of the Company or the certifying officers.

        A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.